Common Shares	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Common Shares
COMMON SHARES

Common shares issued during the year were as follows.

	2016		2015
	Number		Number
	of Shares	Amount	of Shares	Amount
	(in thousands)	(in millions)	(in thousands)	(in millions)
Balance, beginning of year	281,562	$5,867	275,997	$5,667
Public Offering	114,364	4,684	—	—
Dividend Reinvestment Plan	4,100	163	4,272	157
Consumer Share Purchase Plan	31	1	28	1
Employee Share Purchase Plan	377	15	356	13
Stock Option Plans	1,042	32	885	28
Conversion of Convertible Debentures	10	—	24	1
Balance, end of year	401,486	$10,762	281,562	$5,867

Public Offering
To finance a portion of the acquisition of ITC, in October 2016 Fortis issued approximately 114.4 million common shares to shareholders of ITC, representing share consideration of approximately $4.7 billion (US$3.5 billion), based on the closing price for Fortis common shares of $40.96 and the closing foreign exchange rate of US$1.00=CAD$1.32 on October 13, 2016 (Note 27).